United States
Securities and Exchange Commission
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) December 15, 2008
HARTVILLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51993	94-3360099

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 484-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

ITEM 8.01	OTHER EVENTS.
On December 15, 2008, Hartville Group, Inc. (the “Company”) issued a press release announcing that it plans to voluntarily deregister its common stock and suspend its reporting obligations under the Securities and Exchange Act of 1934, as amended, by filing a Form 15 with the Securities and Exchange Commission (the “SEC”) by December 30, 2008.
Upon the filing of Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q, and 8-K will immediately be suspended. The company expects the deregistration to become effective ninety (90) days after filing Form 15 with the SEC.
For more information, see the Company’s press release, dated December 15, 2008, attached hereto as Exhibit 99.1 and incorporated by reference herein.

SECTION 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits are incorporated by reference as part of this Report:

Exhibit	Description of Exhibit
99.1	Press Release dated December 15, 2008
[Remainder of page intentionally left blank. Signature page follows.]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day December, 2008.

HARTVILLE GROUP, INC.
	By:	/s/ Christopher R. Sachs
Date: December 16, 2008		Christopher R. Sachs
Chief Financial Officer and Secretary

4